UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2023

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PAHC	NASDAQ Stock Market

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAN OFFICERS..

(d) The Board of Directors (the “Board”) of Phibro Animal Health Corporation (the “Corporation”) appointed Alejandro Bernal as a Class III director of the Corporation, effective February 6, 2023. Mr. Bernal is expected to stand for election by the stockholders of the Corporation at the 2025 Annual Meeting of Stockholders of the Corporation. The Board determined that Mr. Bernal is an independent director.

Mr. Bernal will receive the same compensation as other non-employee directors receive for their service on the Board and committees of the Board, if any. Mr. Bernal and the Corporation have entered into the Corporation’s standard director indemnification agreement, which requires the Corporation to indemnify Mr. Bernal to the fullest extent permitted under Delaware law against liabilities that may arise by reason of his service on the Board and to advance expenses incurred as a result of any proceeding against him for which he could be indemnified.

A copy of the press release announcing the appointment of Mr. Bernal is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS

On February 6, 2023, the Corporation issued a press release announcing the declaration of a quarterly cash dividend of $0.12 per share on its Class A common stock and Class B common stock, payable on March 22, 2023, to stockholders of record at the close of business on March 1, 2023. A copy of the press release announcing the dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: February 6, 2023
	By:	/s/ Thomas G. Dagger
	Name:	Thomas G. Dagger
	Title:	Senior Vice President, General Counsel and Corporate Secretary